Exhibit 99.1

Modern Media Acquisition Corp. Enters into Merger Agreement with Akazoo Ltd., a global music streaming platform

NEW YORK and LONDON, Jan. 24, 2019 – Modern Media Acquisition Corp. (NASDAQ: MMDM) (“MMDM”) today announced that it has entered into a definitive agreement to combine with Akazoo Ltd, a global digital music streaming platform based in the United Kingdom, in a transaction that would value the combined company at approximately $469 million. Under the definitive agreement, MMDM and Akazoo will combine under a new holding company (referred to as “Holdco”), domiciled in Luxembourg, which intends to list on the Nasdaq Stock Market under the symbol “SONG” following completion of the transaction.

In its ninth year of operation, Akazoo is a leading music streaming service specializing in emerging markets with 4.3 million premium subscribers in 25 countries throughout Europe, South East Asia, South America and Africa. MMDM is a special purpose acquisition company formed for the purpose of effecting a merger, acquisition or similar business combination sponsored by Modern Media, LLC, an entity jointly owned by Lew Dickey, MMDM’s Chairman and Chief Executive Officer, and an affiliate of Macquarie Capital.

The combined company will continue to be led by Akazoo’s experienced management team under the leadership of Apostolos N. Zervos, Akazoo’s Founder and Chief Executive Officer. Lew Dickey will serve as Chairman of the combined company.

Akazoo Investment Highlights

•	Leading music streaming service with a customer base of 4.3 million premium subscribers across 25 different countries with a focus on emerging markets

•	Positioned to benefit from rapid-growth of music streaming industry

o	Music streaming now accounts for nearly 40% of global recorded music revenues, expected to account for 85% of global music revenues by 2030

o

Emerging markets are expected to be the fastest growing music streaming markets over the next decade due to the rapid rate of smartphone adoption, and to surpass developed markets in total subscribers by 2024

•	Successful hyper-local strategy for content curation and cultural relevance with first mover advantage

•	Key partnerships with regional and local telecom services and mobile messaging companies

•	Patented Music AI technology for real-time music recommendations, sonic analysis and automatic playlisting, fully integrated into core platform

•	Compelling financial profile, with expected growth from further penetration of existing markets, and expansion into new territories

o	Multi-year track record of profitability

•	Experienced management team with deep industry and market knowledge well-positioned to oversee organic growth and expansion into new territories

•	Active M&A pipeline

MMDM Chairman & CEO Lew Dickey commented, “We are excited to enter into this transaction with Akazoo. It’s a terrific company with strong management led by Founder & CEO, Apostolos Zervos. As one of the pioneering companies in the space, they have spent the last decade building a profitable business model with a strong competitive moat in emerging markets. Music streaming is one of the best secular growth stories in global media and entertainment, and Akazoo is a top global platform that we expect will benefit tremendously from an infusion of growth equity and a public currency to participate in further industry consolidation.”

Apostolos N. Zervos, Founder and CEO of Akazoo, remarked: “This transaction marks the beginning of a new phase of growth for Akazoo. Our goal has always been to provide our customers with the most relevant and engaging user experience through deep knowledge of local tastes and an expansive library of music content. We have successfully executed on this mission since our inception in 2010 and have done so while obtaining profitability. We are now serving over 4.3 million premium subscribers, and, as we look to our next phase of growth, we could not be happier to partner with Lew and MMDM. As our Chairman, Lew will bring extensive media industry, public company and M&A experience to the Akazoo team. With a public currency and an infusion of capital, Akazoo will be positioned to expand more rapidly and efficiently than ever before.”

David Dorfman, Head of Technology, Media & Telecom – Americas, Europe & Asia of Macquarie Capital, said: “The announced transaction between Akazoo and MMDM is an exciting opportunity for shareholders and customers. Akazoo is a fast-growing and profitable business that is poised to benefit from the continued adoption of music streaming across mobile devices. We believe the proposed transaction will enable the company to continue to build on its presence in 25 countries and growing.”

Akazoo’s existing shareholders, which include Toscafund / Penta Capital, are expected to own a majority of the stock of the combined company upon the consummation of the proposed transaction.

Summary of Transaction

The transaction will combine Akazoo and MMDM under a new holding company, Holdco that will become the publicly traded entity. After giving effect to any redemptions by the public stockholders of MMDM of their MMDM shares and the payment of transaction fees and expenses, the balance of the approximately $212 million in cash currently held in MMDM’s trust account will be available to Holdco to fund future growth. As a result of the transaction, each share of MMDM common stock will convert into the right to receive one share of Holdco and each warrant to purchase MMDM common stock will convert into a warrant to purchase an equal number of shares of Holdco on the same terms as the MMDM warrants. Also as a result of the transaction, the holders of MMDM’s currently outstanding rights to purchase MMDM common stock will receive, as to each right, 0.1 shares of Holdco. The existing Akazoo shareholders will receive an aggregate number of Holdco shares equal to an assumed Akazoo enterprise value of $380 million (less any cash payment to them) divided by the per share redemption price applicable to the redemptions by the public stockholders of MMDM. The existing Akazoo shareholders will receive a cash distribution of up to $20 million, in exchange for a portion of their shares, if and to the extent that cash available in MMDM’s trust account, after the payment of transaction fees and expenses and any redemptions, exceeds $110 million.

The transaction has been unanimously approved by the boards of directors of both Akazoo and MMDM.

Completion of the transaction is subject to approval by stockholders and certain other customary conditions. In addition, pursuant to its certificate of incorporation, MMDM has until February 17, 2019 to complete a business combination. On January 4, 2019, MMDM filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement with respect to a special meeting in lieu of its 2018 annual meeting of stockholders to be held on February 8, 2019, at which MMDM stockholders will be asked to approve an amendment to the certificate of incorporation to extend (the “Extension”) this date from February 17, 2019 to June 17, 2019. If this amendment is not approved, MMDM will have the option to terminate the merger agreement, and will be required under its certificate of incorporation to cease operations and redeem all outstanding public shares of MMDM common stock.

Assuming all conditions are satisfied or waived, the transaction is expected to close in the first half of 2019.

Additional information about the business combination has been provided in an investor presentation being filed by MMDM with the SEC, which will be available at the SEC website at www.sec.gov.

Macquarie Capital acted as lead financial advisor, and Jones Day and Greenberg Traurig LLP served as legal counsel, to MMDM.

Loeb & Loeb LLP and Phanar Legal served as legal counsel to Akazoo.

Conference Call Information

A recording of the merger announcement will be available beginning at 7:30 am Eastern Standard Time on January 24, 2019, by clicking the following link:

MMDM-Akazoo Merger Announcement Recording

http://public.viavid.com/index.php?id=132988

About Akazoo

Founded in 2010, Akazoo is a UK-based, global, on-demand music streaming subscription company with a focus on emerging markets. Akazoo’s Premium service provides subscribers with unlimited online and offline high-quality streaming access to a catalog of over 45 million songs on a commercial-free basis. Akazoo’s free, ad-supported Radio service consists of over 100,000 stations and exists as a separate application. With a presence in 25 countries and growing, Akazoo’s platform includes 37 million registered users and 4.3 million premium subscribers as of September 30, 2018. Akazoo directly licenses music from thousands of labels and provides both online and offline listening platforms, social media integration, and a patented, AI-driven new music recommendation engine. As consumers across the globe continue to shift their media consumption to mobile devices, Akazoo is equipped with a world-class mobile application and user experience which works seamlessly across a multitude of mobile devices and provides a high-quality user experience across a range of mobile networks from 2g to 4g LTE and soon 5g.

About MMDM

MMDM is a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses. MMDM raised $210 million on its initial public offering and began trading on NASDAQ in May 2017. Its common stock, rights and warrants trade under the ticker symbols MMDM, MMDMR and MMDMW, respectively. Its units trade under the ticker symbol MMDMU.

About Macquarie Capital

Macquarie Capital combines grounded thinking with innovative approaches to develop transformative ideas and realize greater possibilities for its clients – its partners. Macquarie looks beyond convention to connect clients with ideas and opportunities others don’t see, while its global platform, specialized expertise and comprehensive services allow it to deliver what others can’t.

Our capabilities encompass corporate advisory and a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through our deep sector expertise in aerospace, defense and government services, consumer, gaming and leisure, financial institutions, infrastructure and energy, real estate, resources, services, telecommunications, media and technology across the US with 402 transactions completed, valued at $264 billion, in the year to March 31, 2018.

Additional Information and Where to Find it

For additional information on the proposed transaction, see MMDM’s Current Report on Form 8-K, which will be filed with the SEC after this press release is distributed.

In connection with the proposed transaction, MMDM has filed a definitive proxy statement relating to a special meeting of MMDM stockholders, to be held on February 8, 2019, to approve the Extension.

In connection with the proposed transaction, MMDM expects that Holdco will file a Registration Statement on Form F-4, which will include a preliminary proxy statement/prospectus for the stockholders of MMDM. When complete, MMDM intends to mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of the record date established for voting on the Business Combination.

Investors and security holders of MMDM are advised to read, when available, each of the preliminary proxy statements, and amendments thereto, and the definitive proxy statements and/or prospectus in connection with MMDM’s solicitation of proxies for its (A) special meeting of stockholders to be held to approve the Extension and (B) special meeting of stockholders to be held to approve, among other things, the proposed transaction, because those documents will contain important information about the Extension, the proposed transaction and the parties thereto.

The definitive proxy statement relating to the special meeting of stockholders to be held to approve the Extension was mailed to stockholders of MMDM as of January 14, 2019, which is the record date established for voting at that special meeting. The definitive proxy statement/prospectus relating to the special meeting of stockholders to be held to approve the proposed transaction will be mailed to stockholders of MMDM as of a record date to be established for voting at that special meeting.

Stockholders will also be able to obtain copies of Holdco’s Registration Statement, the proxy statement relating to the Extension, the proxy statement/prospectus relating to the transaction and the Form 8-K, without charge at the SEC’s website at www.sec.gov or by contacting MMDM at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Participants in the Solicitation

MMDM, Akazoo Holdco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MMDM’s stockholders in connection with the Extension or the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Extension or the proposed transaction of MMDM’s directors and officers in MMDM’s filings with the SEC, as well as MMDM’s definitive proxy statement relating to the Extension and Holdco’s Registration Statement on Form F-4, which will include the proxy statement/prospectus of MMDM for the proposed transaction, when available.

Forward Looking Statements

This release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the current expectations, estimates and projections of MMDM or Akazoo Limited (the “Company”) about the Company’s operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements containing words such as “may,” “could,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. Forward-looking statements represent management’s current expectations or predictions of future conditions, events or results. These forward-looking statements include, but are not limited to, statements about, or are based upon assumptions regarding, the Company’s strategies and future financial performance; expectations or estimates about future business plans or objectives, prospective performance and opportunities and competitors, including revenues; customer acquisition and retention; operating expenses; market trends, including those in the markets in which the Company competes; liquidity; cash flows and uses of cash; capital expenditures; the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the Company’s products and services; pricing;

marketing plans; the anticipated benefits of the proposed business combination; the amount of any redemptions by existing holders of MMDM shares; the sources and uses of cash; the management and board composition of the combined company following the proposed business combination; the anticipated capitalization and enterprise value of the combined company; the continued listing of the combined company’s securities on Nasdaq; whether MMDM is able to successfully secure stockholder approval of the Extension; and the structure, terms and timing of the proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s good faith beliefs, assumptions and expectations only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted, many of which are beyond the Company’s control. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Inquiries

Modern Media Acquisition Corp.

Lewis W. Dickey, Jr.

President and Chief Executive Officer

ldickey@modernmediaco.com